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                                                                   Exhibit 10.15

                            FIRST AMENDMENT TO LEASE

                               MCCARRAN CENTER, LC

      THIS FIRST LEASE AMENDMENT ("Amendment") is entered into as of this 21ST DAY of FEBRUARY, 2003, by and between MCCARRAN CENTER, LC ("LANDLORD") and ACRES GAMING ("TENANT") and amends the Lease Agreement between Landlord and Tenant dated March 3, 1998. Landlord and Tenant hereby agree as follows:

      1.    Precedence Over Lease

                  Except to the extent that terms are defined herein to the
            contrary, all terms used in this Amendment shall have the same meaning as the defined terms set forth in the Lease.

      2.    Rental Area:

            Current Lease:                       Change To:
            31,438 RSF                           Suite 150: 31,438 RSF
                                                 Suite 120:  7,210 RSF
                                                 ---------------------
                                                 Total:     38,648 RSF

            Comments: Commencement Date on Suite 120 shall be April 26,2003.

      3.    Term:

            Current Lease:                       Change To:
            Suite 150 Expiration Date 06/14/03   Lease Expiration Date 06/14/08

            Comments: Tenant shall extend Lease Term for sixty (60) months. Tenant shall lease an additional 7,210 RSF in Suite 120 commencing on April 26, 2003. The Lease Term for Suite 150 and Suite 120 shall be coterminous. The Lease Term shall expire on June 14, 2008.

      4.    Parking:

            Current Lease:                       Change To:
            132 standard parking spaces          162 standard parking spaces
                                                 (effective April 26, 2003).

      5.    Base Rent:

            Current Lease:                       Change To:
                                                 Suite 150: $39,906.66 per month
                                                 Suite 120: $9,805.60 per month
                                                 ($1.36 per RSF) commencing
                                                 on 04/26/03.

                                                 Commencing on June 14,2003:
                                                 Base Rent shall be $52,561.28
                                                 ($1.36 per RSF)

            Comment: Tenant's Base Rent shall remain at the current rate on Suite 150 until the current Lease Term expires on June 14,2003. Tenant shall commence rent on Suite 120 on April 26, 2003. The Lease Terms for both Suite 150 and Suite 120 shall expire on June 14,2008.
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      6.    Operating Expenses:

            Current Lease:                        Change TO:
            Group I Percentage: 6.7%              Group I Percentage: 8.24%
            Group II Percentage: 57.84%           Group II Percentage: 71.11%
                                                  Commencing on April 26,2003.

      7.    Entire Agreement

                  Except as modified by this FIRST Amendment, the Lease shall remain in full force and affect. As amended hereby, the Lease is hereby ratified and confirmed in its entirety. This FIRST Amendment and the Lease embodies the entire agreement between the parties relating to the subject matter contained herein.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

LANDLORD:                                     TENANT:
McCarran Center, LC                           Acres Gaming
A Nevada Limited Liability Company

BY:   /s/ Thomas A. Thomas                    BY:   /s/ Patrick W. Cavanaugh
      --------------------                          ------------------------
      Thomas A. Thomas                              Patrick W. Cavanaugh
ITS:  Managing Partner                              Senior Vice President,
                                                    CFO & Treasurer